SUPPLEMENT DATED JULY 22, 2004

TO THE

PROSPECTUSES

OF THE

FUNDS INDICATED BELOW

The section of each of the Prospectuses for the Funds listed below entitled “Management—Recent Developments” is deleted and replaced with the following:

Citigroup has been notified by the Staff of the Securities and Exchange Commission (SEC) that the Staff is considering recommending a civil injunctive action and/or an administrative proceeding against Citigroup Asset Management (CAM), including its applicable investment advisory companies and Citicorp Trust Bank (CTB), an internal transfer agent, relating to the creation and operation of the internal transfer agent unit to serve certain CAM-managed funds. CTB did not provide services to the Fund. This notification arises out of a previously disclosed SEC investigation by the SEC and the U.S. Attorney and relates to CTB’s entry in 1999 into the transfer agency business, CAM’s retention of, and agreements with an unaffiliated sub transfer agent, the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangements, (including CAM’s failure to disclose a related revenue guarantee agreement benefiting CAM and its affiliates), and CAM’s operation of and compensation for the transfer agency business. The revenue guarantee described above was terminated in 1999 and CAM will be paying the applicable funds, primarily through fee waivers, a total of approximately $17 million (plus interest) that is the amount of the revenue received by Citigroup relating to the revenue guarantee. Citigroup is cooperating fully in the investigation and will seek to resolve the matter in discussions with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Fund.

SALOMON BROTHERS SERIES FUNDS INC	April 29, 2004

SALOMON FUNDS TRUST	April 29, 2004
SALOMON BROTHERS MID CAP FUND
SALOMON BROTHERS NATIONAL TAX FREE BOND FUND
SALOMON BROTHERS CALIFORNIA TAX FREE BOND FUND
SALOMON BROTHERS NEW YORK TAX FREE BOND FUND

SALOMON BROTHERS CAPITAL FUND INC	April 29, 2004

SALOMON BROTHERS INVESTORS VALUE FUND INC	April 29, 2004

SALOMON BROTHERS OPPORTUNITY FUND INC	December 29, 2003

SB ADJUSTABLE RATE INCOME FUND	September 26, 2003
Salomon Brothers Classes Of Shares

SMITH BARNEY INVESTMENT SERIES
SB GROWTH AND INCOME FUND	February 27, 2004
Salomon Brothers Classes Of Shares
SB GOVERNMENT PORTFOLIO	February 27, 2004
Salomon Brothers Class B Shares

SMITH BARNEY INCOME FUNDS
SB CAPITAL AND INCOME FUND	April 29, 2004
Salomon Brothers Classes Of Shares
SB CONVERTIBLE FUND	November 28, 2003
Salomon Brothers Classes Of Shares

CITIFUNDS TRUST I
SALOMON BROTHERS AGGRESSIVE GROWTH FUND	March 30, 2004

SAM